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                                                                 EXHIBIT 10.10.2

            ASSIGNMENT AND ASSUMPTION OF CONTRACT AND CONTRACT RIGHTS

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACT AND CONTRACT RIGHTS (this "Agreement"), dated January 4, 2004, effective as of January 1, 2004 ("Effective Date"), is made by and between ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Maryland limited partnership ("Assignee"), and ASHFORD FINANCIAL CORPORATION, a Texas corporation ("Assignor").

                                     RECITAL

         A. Assignor and Assignee have entered into an Assignment of Contract and Contract Rights, dated as of August 29, 2003 (the "Original Assignment"), wherein Assignor transferred and conveyed its rights, obligations and benefits in certain Asset Management and Consulting Agreements described on Exhibit A attached hereto (collectively, the "Assigned Contracts"), including its rights to provide the Services and to receive the Consulting Fees (as such terms are defined therein), to Assignee.

         B. Effective as of October 7, 2003, pursuant to a certain Assignment and Assumption of Contract and Contract Rights (the "Second Amendment") between Assignor and Assignee, Assignee reassigned to Assignor the Assigned Contracts, all subject to a right of reassignment described therein.

         C. Reference is hereby made to additional documents executed by one or both of the parties hereto in connection with and related to the Original Assignment (the "Related Documents"), each dated August 29, 2003, including without limitation the (i) Guaranty executed by Assignee (the "Guaranty"), (ii) Pledge and Security Agreement executed by Assignor and Assignee, (iii) UCC Financing Statement executed by Assignee, and (iv) Asset Management and Consulting Agreement executed by Assignee and Remington Hospitality, Inc.

         D. Assignee has elected to exercise its right of reassignment described in the Second Assignment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Assignor agrees, among other things, to assign its rights, obligations and benefits under the Assigned Contracts and Assignee agrees to assume said Assigned Contracts (and the rights, obligations and benefits thereunder), pursuant to the terms and provisions of this Agreement as set forth below.

                                    ARTICLE 1
                                   ASSIGNMENT

         1.1 DEFINED TERMS. All terms used but not defined herein shall have the meaning as set forth in the Assigned Contracts.

         1.2 ASSIGNMENT OF CONTRACTS. Assignor hereby conveys, assigns, transfers, delivers and sets over unto Assignee, and its successors and assigns, all right, title, and interest of


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Assignor in, to and under the Assigned Contracts, including without limitation, any and all present and continuing rights (i) to make claim for, collect, receive and receipt for any of the sums of money payable or receivable thereunder, including the Consulting Fees accruing after the Effective Date,
(ii) to do any and all things which Assignor is or may become obligated to do under the Assigned Contracts including performance of the Services, and (iii) to bring actions and proceedings under the Assigned Contracts or for the enforcement thereof and to otherwise exercise all remedies under the Assigned Contracts; TO HAVE AND TO HOLD the Assigned Contracts unto Assignee, and its successors and assigns forever, together with all and singular the rights and appurtenances belonging or pertaining thereto.

         1.3 ASSIGNEE ASSUMPTION OF OBLIGATIONS. Assignee hereby accepts the foregoing assignment of the Assigned Contracts, subject to Assignor's Right of Reassignment, and hereby assumes and agrees to fulfill, perform and discharge all the various liabilities, obligations, duties, covenants and agreements under or with respect to or in any way arising out of or relating to the Assigned Contracts from and after the Effective Date.

         1.4 RELATED DOCUMENTS. This Agreement is not intended and shall not be deemed to amend, modify or supercede the terms of, or the obligations of those parties to, the Related Documents; provided that Assignee agrees that (i) the Guarantee Period (as defined in the Guaranty) for the Guaranty shall be and is hereby extended for an additional eighty-five (85) days being the number of days commencing with the Effective Date of the Second Assignment to the Effective Date hereof.

         1.5 SUBSEQUENT ACTIONS. Assignor hereby covenants to and with Assignee, its successors and assigns, to execute and deliver to Assignee, its successors and assigns, (i) all such other and further instruments of assignment and transfer, and all such notices, releases, and other documents, that would more fully and specifically assign and transfer to and vest in Assignee, its successors and assigns, the rights of Assignor in and to the Assigned Contracts hereby assigned and transferred, or intended to be assigned and transferred, and
(ii) all such other documents, notices, accountings, financial information and other documents and information that would more fully and specifically enable Assignee to receive the benefits from the Assigned Contracts. Assignor further covenants and agree to cooperate as reasonably requested by Assignee in connection with this Agreement, the administration of the Assigned Contracts and the ability of Assignee to receive the benefits of the Assigned Contracts.

                                    ARTICLE 2
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         2.1 REPRESENTATIONS AND WARRANTIES REGARDING ASSIGNED CONTRACTS.

         (a) Assignor is duly formed or organized and validly existing under the laws of its state of organization, and has the power and authority to execute, deliver and perform its obligations hereunder, all of which has been duly authorized by all necessary corporate action on the part of Assignor's. This Agreement has been duly and validly executed and delivered by Assignor.


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         (b) Assignor owns the Assigned Contracts free and clear of any lien, security interest, charge or encumbrance as of the date hereof.

         (c) Assignee is duly formed or organized and validly existing under the laws of the state of its organization and has the power and authority to execute, deliver and perform its obligations hereunder, all of which has been duly authorized by all necessary corporate action on its part. This Agreement has been duly and validly executed and delivered by Assignee.

         (D) COVENANTS REGARDING CONTRACT RIGHTS. Assignor agrees to immediately direct the Managers to direct payment of all of the Consulting Fees accruing after the Effective Date hereof to Assignee at such address or in accordance with such other instructions as Assignee shall request from time to time. In the event that Assignor receives payment of any of the Consulting Fees accruing after the Effective Date hereof, Assignor will hold same in trust for the benefit of the Assignee and will immediately remit same to Assignee. Upon the request of Assignee, Assignor will immediately make a full and complete accounting of all such amounts so received.

                                    ARTICLE 3
                                  MISCELLANEOUS

         3.1 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF ASSIGNOR AND ASSIGNEE HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW RULES THAT WOULD DIRECT APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         3.2 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

         3.3 MULTIPLE ORIGINALS. This Agreement may be executed in two originals, each of which shall be deemed an original, but both of which shall constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]


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         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement to be effective as of the day and year first above written.

                                     ASSIGNEE:

                                     ASHFORD HOSPITALITY LIMITED
                                     PARTNERSHIP, a Maryland limited partnership

                                     By:  Ashford OP General Partner LLC, a
                                          Delaware limited liability company,
                                          its general partner

                                          By:
                                              ----------------------------------
                                              David A. Brooks
                                              Vice President


                                     ASSIGNOR:

                                     ASHFORD FINANCIAL CORPORATION, a
                                     Texas corporation


                                     By:
                                         ---------------------------------------
                                         Montgomery J. Bennett
                                         President


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                                    EXHIBIT A

                           LIST OF ASSIGNED CONTRACTS

1. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Hospitality, Inc., as Manager;

2. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Suites Hotel Corporation, as Manager;

3. Asset Management and Consulting Agreement, dated as of May 15, 2003, by with Remington Employers Corporation, as Manager;

4. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Employers Management Corporation, as Manager;

5. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Indianapolis Employers Corporation, as Manager;

6. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Milford Hotel Employers Corporation, as Manager;

7. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Orlando Management Corp., as Manager; and

8. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Ventura Employers Corporation, as Manager.